                                 AMENDMENT NO. 3
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS A SHARES)

         The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective November 20, 2003, as follows:

Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS A SHARES)

                         (DISTRIBUTION AND SERVICE FEES)

         The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class A Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class A Shares of each Portfolio to the average daily net assets of the Class A Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class A Shares of the Portfolio.

                                         MINIMUM
                                          ASSET
AIM ADVISOR FUNDS                         BASED    MAXIMUM   MAXIMUM
-----------------                         SALES    SERVICE  AGGREGATE
PORTFOLIO - CLASS A SHARES                CHARGE     FEE       FEE
                                         -------   -------  ---------
AIM International Core Equity Fund        0.10%     0.25%     0.35%

                                         MINIMUM
                                          ASSET
AIM EQUITY FUNDS                          BASED    MAXIMUM   MAXIMUM
----------------                          SALES    SERVICE  AGGREGATE
PORTFOLIO - CLASS A SHARES                CHARGE     FEE       FEE
                                         -------   -------  ---------
AIM Aggressive Growth Fund                0.00%     0.25%     0.25%
AIM Basic Value II Fund                   0.10%     0.25%     0.35%
AIM Blue Chip Fund                        0.10%     0.25%     0.35%
AIM Capital Development Fund              0.10%     0.25%     0.35%
AIM Charter Fund                          0.05%     0.25%     0.30%
AIM Constellation Fund                    0.05%     0.25%     0.30%
AIM Core Strategies Fund                  0.10%     0.25%     0.35%
AIM Dent Demographic Trends Fund          0.10%     0.25%     0.35%
AIM Diversified Dividend Fund             0.10%     0.25%     0.35%
AIM Emerging Growth Fund                  0.10%     0.25%     0.35%
AIM Large Cap Basic Value Fund            0.10%     0.25%     0.35%
AIM Large Cap Growth Fund                 0.10%     0.25%     0.35%
AIM Mid Cap Growth Fund                   0.10%     0.25%     0.35%
AIM U.S. Growth Fund                      0.10%     0.25%     0.35%
AIM Weingarten Fund                       0.05%     0.25%     0.30%

                                         MINIMUM
                                          ASSET
AIM FUNDS GROUP                           BASED    MAXIMUM   MAXIMUM
---------------                           SALES    SERVICE  AGGREGATE
PORTFOLIO - CLASS A SHARES                CHARGE     FEE       FEE
                                         -------   -------  ---------
AIM Balanced Fund                         0.00%     0.25%     0.25%
AIM Basic Balanced Fund                   0.10%     0.25%     0.35%
AIM European Small Company Fund           0.10%     0.25%     0.35%
AIM Global Utilities Fund                 0.00%     0.25%     0.25%
AIM Global Value Fund                     0.10%     0.25%     0.35%
AIM International Emerging Growth Fund    0.10%     0.25%     0.35%
AIM Mid Cap Basic Value Fund              0.10%     0.25%     0.35%
AIM New Technology Fund                   0.10%     0.25%     0.35%
AIM Premier Equity Fund                   0.00%     0.25%     0.25%
AIM Premier Equity II Fund                0.10%     0.25%     0.35%
AIM Select Equity Fund                    0.00%     0.25%     0.25%
AIM Small Cap Equity Fund                 0.10%     0.25%     0.35%

                                         MINIMUM
                                          ASSET
AIM GROWTH SERIES                         BASED    MAXIMUM   MAXIMUM
-----------------                         SALES    SERVICE  AGGREGATE
PORTFOLIO - CLASS A SHARES                CHARGE     FEE       FEE
                                         -------   -------  ---------
AIM Basic Value Fund                      0.10%     0.25%     0.35%
AIM Global Trends Fund                    0.25%     0.25%     0.50%
AIM Mid Cap Core Equity Fund              0.10%     0.25%     0.35%
AIM Small Cap Growth Fund                 0.10%     0.25%     0.35%

                                         MINIMUM
                                          ASSET
AIM INTERNATIONAL FUNDS, INC.             BASED    MAXIMUM   MAXIMUM
-----------------------------             SALES    SERVICE  AGGREGATE
PORTFOLIO - CLASS A SHARES                CHARGE     FEE       FEE
                                         -------   -------  ---------
AIM Asia Pacific Growth Fund              0.10%     0.25%     0.35%
AIM European Growth Fund                  0.10%     0.25%     0.35%
AIM Global Aggressive Growth Fund         0.25%     0.25%     0.50%
AIM Global Growth Fund                    0.25%     0.25%     0.50%
AIM International Growth Fund             0.05%     0.25%     0.30%

                                         MINIMUM
                                          ASSET
AIM INVESTMENT FUNDS                      BASED    MAXIMUM   MAXIMUM
--------------------                      SALES    SERVICE  AGGREGATE
PORTFOLIO - CLASS A SHARES                CHARGE     FEE       FEE
                                         -------   -------  ---------
AIM Developing Markets Fund               0.25%     0.25%     0.50%
AIM Global Energy Fund                    0.25%     0.25%     0.50%
AIM Global Financial Services Fund        0.25%     0.25%     0.50%
AIM Global Health Care Fund               0.25%     0.25%     0.50%
AIM Global Science and Technology Fund    0.25%     0.25%     0.50%
AIM Libra Fund                            0.10%     0.25%     0.35%
AIM Trimark Endeavor Fund                 0.10%     0.25%     0.35%
AIM Trimark Fund                          0.10%     0.25%     0.35%
AIM Trimark Small Companies Fund          0.10%     0.25%     0.35%

                                         MINIMUM
                                          ASSET
AIM INVESTMENT SECURITIES FUNDS           BASED    MAXIMUM   MAXIMUM
-------------------------------           SALES    SERVICE  AGGREGATE
PORTFOLIO - CLASS A SHARES                CHARGE     FEE       FEE
                                         -------   -------  ---------
AIM High Yield Fund                       0.00%     0.25%     0.25%
AIM Income Fund                           0.00%     0.25%     0.25%
AIM Intermediate Government Fund          0.00%     0.25%     0.25%
AIM Limited Maturity Treasury Fund        0.00%     0.15%     0.15%
AIM Municipal Bond Fund                   0.00%     0.25%     0.25%
AIM Real Estate Fund                      0.10%     0.25%     0.35%
AIM Total Return Bond Fund                0.10%     0.25%     0.35%

                                         MINIMUM
                                          ASSET
AIM SECTOR FUNDS                          BASED    MAXIMUM   MAXIMUM
----------------                          SALES    SERVICE  AGGREGATE
PORTFOLIO - CLASS A SHARES                CHARGE     FEE       FEE
                                         -------   -------  ---------
INVESCO Energy Fund                       0.10%     0.25%     0.35%
INVESCO Financial Services Fund           0.10%     0.25%     0.35%
INVESCO Gold & Precious Metals Fund       0.10%     0.25%     0.35%
INVESCO Health Sciences Fund              0.10%     0.25%     0.35%
INVESCO Leisure Fund                      0.10%     0.25%     0.35%
INVESCO Technology Fund                   0.10%     0.25%     0.35%
INVESCO Telecommunications Fund           0.10%     0.25%     0.35%
INVESCO Utilities Fund                    0.00%     0.25%     0.25%

                                         MINIMUM
                                          ASSET
AIM SPECIAL OPPORTUNITIES FUNDS           BASED    MAXIMUM   MAXIMUM
-------------------------------           SALES    SERVICE  AGGREGATE
PORTFOLIO - CLASS A SHARES                CHARGE     FEE       FEE
                                         -------   -------  ---------
AIM Opportunities I Fund                  0.10%     0.25%     0.35%
AIM Opportunities II Fund                 0.10%     0.25%     0.35%
AIM Opportunities III Fund                0.10%     0.25%     0.35%

                                         MINIMUM
                                          ASSET
AIM TAX-EXEMPT FUNDS                      BASED    MAXIMUM   MAXIMUM
--------------------                      SALES    SERVICE  AGGREGATE
PORTFOLIO - CLASS A SHARES                CHARGE     FEE       FEE
                                         -------   -------  ---------
AIM High Income Municipal Fund            0.00%     0.25%     0.25%
AIM Tax-Exempt Cash Fund                  0.00%     0.25%     0.25%"

         * The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Portfolio (or Class thereof).

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated: November 20, 2003

                                        4